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                                                                   EXHIBIT 10(y)


                       FOURTH AMENDMENT TO LOAN DOCUMENTS


         This Fourth Amendment to Loan Documents (this FOURTH AMENDMENT) is dated as of August 29, 2002, by and between FIFTH THIRD BANK, a Michigan banking corporation f/k/a Old Kent Bank (the BANK), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation (the BORROWER), 5460 Executive Parkway, Grand Rapids, Michigan 49512.

                              BACKGROUND STATEMENT:

         A. The Bank and the Borrower are parties to a First Restated Loan Agreement dated as of August 31, 1999, as amended by the First, Second and Third Amendments thereto (the First Restated Loan Agreement, as so amended, and all future amendments, renewals and replacements thereof, is referred to below as the LOAN AGREEMENT). Capitalized terms used but not defined in this Fourth Amendment shall have the meanings given them in the Loan Agreement.

         B. The Bank agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, to extend to the Borrower certain credit facilities, including but not limited to the Revolving L/C Loan, which is evidenced by the Revolving L/C Loan Note.

         C. Pursuant to the Second Amendment to the Loan Agreement, the maximum availability under the Revolving L/C Loan was reduced to $6,500,000, and the maturity date of the Revolving L/C Loan Note was extended at the Borrower's request to September 1, 2002.

         D. The Borrower has notified the Bank that the Borrower will not be able to pay the indebtedness evidenced by Revolving L/C Loan Note on September 1, 2002, and the Borrower has requested that the Bank extend the maturity date of the Revolving L/C Loan Note to November 1, 2002. The Bank has agreed to do so, on the terms and conditions set forth below, all of which are acceptable to the Borrower.

         The Bank and the Borrower agree that:

         1. Extension of Maturity Date of Revolving L/C Loan Note. The maturity date of the Revolving L/C Loan Note is extended to November 1, 2002, unless sooner accelerated or paid. The Borrower acknowledges that the unpaid principal indebtedness evidenced by the Revolving L/C Loan Note as of the date of this Fourth Amendment is $6,500,000.

         2. Overline Advances; Collateral for Overline Advances. At the Borrower's request, the Bank has agreed, during the period beginning the date of this Fourth Amendment and ending October 31, 2002, and subject to the conditions and limitations set forth below, to make advances and re-advances of principal to the Borrower in accordance with this paragraph. The Bank's obligations under this paragraph are subject to the following conditions and limitations: (a) the maximum outstanding principal amount of such advances and re-advances shall at no time exceed $250,000 in the aggregate; (b) such advances shall be required only to the extent necessary to pay overdrafts in one or more of the deposit accounts maintained by the Borrower at the Bank as of the date of this Fourth Amendment (i.e., #999-160-120-5, #190-329-2, and #750-599-965-1); (c) the Bank
shall have no obligation to make any such advances or re-advances at any time
(i) after October 31, 2002, or (ii) the occurrence of an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to this Fourth Amendment) under the Loan Agreement or any of the other Loan Documents (whichever of (i) and (ii) first occurs), or (iii) during existence of any fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to this Fourth Amendment) under the Loan

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Agreement or any of the other Loan Documents. The Borrower's indebtedness for advances made by the Bank pursuant to this paragraph shall be evidenced by a Promissory Note (Overline) in the stated principal amount of $250,000, in substantially the form attached hereto as EXHIBIT A (the OVERLINE NOTE). Unless sooner accelerated or paid, all indebtedness evidenced by the Overline Note, whether for principal, interest or otherwise, shall be due and payable November 1, 2002. The Overline Note shall constitute a Note and a Loan Document and shall be deemed to have been issued pursuant to the Loan Agreement, and the indebtedness evidenced by the Overline Note shall constitute Indebtedness. All of the collateral that secures any of the Borrower's indebtedness and obligations under the Loan Agreement shall secure the indebtedness evidenced by the Overline Note, to the full extent and with the same priority as such collateral secures the Borrower's indebtedness under the other Notes that are outstanding under the Loan Agreement.

         3. Application of Payments. So long as there exists no Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to this Fourth Amendment) under the Loan Agreement or any of the other Loan Documents, nor any fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to this Fourth Amendment) under the Loan Agreement or any of the other Loan Documents, all payments made by the Borrower to the Bank during the period beginning the date of this Fourth Amendment and ending October 31, 2002, shall be applied first to payment of accrued and unpaid interest due under the Overline Note and then to reduction of the principal indebtedness evidenced thereby. After October 31, 2002 or the occurrence of an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to this Fourth Amendment) under the Loan Agreement (whichever first occurs), and during the existence of any fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to this Fourth Amendment) under the Loan Agreement or any of the other Loan Documents, the Bank may apply all such payments as it may receive toward such of the Borrower's indebtedness to the Bank as the Bank may determine in its sole and uncontrolled discretion.

         4. Maturity Date of Other Indebtedness. All of all of the Borrower's other indebtedness to the Bank, including but not necessarily limited to that evidenced by: (a) the $3,250,000 Existing Equipment Term Loan Note; (b) the $4,000,000 Equipment Term Loan Note; (c) the 1999 Equipment L/C Note in the stated principal amount of $3,271,000; and (d) the $1,000,000.00 Term Loan Note, shall be due and payable in full November 1, 2002, unless sooner accelerated or paid. Until then, the Borrower shall continue to make payments due the Bank on all such other indebtedness in accordance with the respective Notes that evidence such indebtedness.

         5. No Further Loans or Advances, Extensions of Maturity Dates, etc. The Borrower acknowledges that: (a) except as provided in and limited by this Fourth Amendment, the Bank shall have no further obligation, under the Loan Agreement or otherwise, to make any further loans or advances to or for the benefit of the Borrower; (b) the Bank has extended the maturity date of the Revolving L/C Loan Note at the Borrower's request to give the Borrower additional time to secure replacement financing sufficient to pay and discharge in full all of its indebtedness and obligations to the Bank, and the Bank has no obligation to grant further extensions of time to the Borrower; and (c) no promise or agreement to grant any such further extensions of time, or otherwise, shall be valid or enforceable unless it is in writing and has been duly executed and delivered on behalf of the Bank.

         6. Event of Default; Cross-Default. Notwithstanding any provision of the Loan Agreement or any Loan Document to the contrary, an Event of Default shall exist under the Loan Agreement immediately upon default in making any payment when due pursuant to the Loan Agreement or the pertinent Loan Documents, as amended by this Fourth Amendment, without the necessity of giving Borrower notice or opportunity to cure such default. An Event of Default under the Loan Agreement, as amended by this Fourth Amendment, shall be a default under the Overline Note, and a default under the Overline Note shall be an Event of Default under the Loan Agreement and all of the other Loan Documents, and shall entitle the Bank to pursue any of the remedies available to it under the Loan Agreement, any of the security agreements or other collateral security documents referred to therein, or otherwise available to the Bank at law or in equity or under any other agreement between the Bank and the Borrower.



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         7. Borrower's Representations, Warranties, Reaffirmations, etc. The
Borrower restates, affirms and makes, as of the date of this Fourth Amendment, each of the covenants, agreements, acknowledgments, representations, warranties, waivers and releases contained in the Loan Agreement and the other Loan Documents. Further, except as specifically modified hereby, the Borrower ratifies and affirms the continuing validity and binding effect of the Loan Agreement and the other Loan Documents, and represents and warrants to the Bank that all representations and warranties contained in the Loan Agreement and each of the other Loan Documents are true as of the date hereof. The Borrower represents and warrants that each balance sheet, statement of income, statement of retained earnings and statement of changes in financial position submitted to the Bank present fairly the financial position of the Borrower as of the date of such statement. No changes having a material adverse effect upon any obligor for any existing loans by the Bank to the Borrower have occurred since the date of the most recent of such financial statements.

         8. No Existing Event of Default. The Borrower represents and warrants to the Bank that, unless otherwise disclosed in EXHIBIT B to this Fourth Amendment, there exists as of the date of this Fourth Amendment (a) no Event of Default under the Loan Agreement or any of the other Loan Documents and (b) no fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default under the Loan Agreement or any of the other Loan Documents.

         9. Effect of this Fourth Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Fourth Amendment. Each of the Loan Documents shall be deemed to have been amended by this Fourth Amendment as if such Loan Document had been specifically amended by separate instrument. This Fourth Amendment shall be a Loan Document, and all references in any Loan Document to the Loan Documents shall refer to the Loan Documents, as amended hereby.

         10. Incorporation of Background Statement. The Background Statement is incorporated into and forms a part of this Fourth Amendment.

         11. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered and subsequently amended by the parties, and are hereby ratified and affirmed by the undersigned. Nothing in this Fourth Amendment shall release, discharge or otherwise affect any security interests granted by the Borrower to the Bank as collateral for the Borrower's indebtedness to the Bank, and the Bank's rights and remedies with respect to any such security interests shall not be diminished or impaired in any respect by this Fourth Amendment.

         12. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute the same instrument.

                 [SIGNATURES APPEAR ON FOLLOWING PAGE; REMAINDER
                     OF THIS PAGE INTENTIONALLY LEFT BLANK]



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                            [SIGNATURE PAGE TO FOURTH
                          AMENDMENT TO LOAN DOCUMENTS]


         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Loan Documents as of the date set forth in the introductory paragraph on page 1.


WITNESSES:



_____________________________               RIVIERA TOOL COMPANY



_____________________________               By: /s/ Kenneth R. Rieth
                                                --------------------------------
                                                Kenneth R. Rieth, President




_____________________________               FIFTH THIRD BANK



_____________________________               By:
                                                --------------------------------